                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): July 23, 2001


                             VirtualFund.com, Inc.
            (Exact Name of Registrant as Specified in Its Charter)


                                   Minnesota
                (State or Other Jurisdiction of Incorporation)


        0-18114                                        41-1612861
(Commission File Number)                 (I.R.S. Employer Identification Number)


                       6462 City West Parkway, Suite 175
                         Eden Prairie, Minnesota 55344
              (Address of Principal Executive Offices) (Zip Code)


                                (952) 943-9777
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

     On July 23, 2001, VirtualFund.com, Inc. (the "Company"), was a party to an Asset Purchase Agreement between RSPNetwork, Inc., the Company (as sole shareholder of RSPNetwork, Inc.), and RSP Acquisitions, LLC.

     Pursuant to the Asset Purchase Agreement, RSPNetwork, Inc. sold substantially all of its assets and business to RSP Acquisitions, LLC for a purchase price consisting of the assumption of certain liabilities, up to $1,000,000 based on an earnout formula and upon the other terms, conditions and provisions detailed in the Asset Purchase Agreement.

     Mr. Steven Fisher, President of RSP Acquisitions, LLC, is a director of the Company. The Company has received a fairness opinion relating to the sale.

     The assets involved in the transaction related to RSPNetwork, Inc.'s business of information systems integration providing IT solutions for businesses, and included accounts receivables, inventory, prepaid expenses, contracts, proprietary rights, equipment, records and customer deposits.


Item 7.  Financial Statements and Exhibits

     (a) Financial statements of businesses acquired.

               Not applicable.

     (b) Pro forma financial information.

               Unaudited pro forma consolidated balance sheet as of March 31, 2001 and statements of operations for the nine month period ended March 31, 2001 and for the year ended June 30, 2000 are included in this report.

     (c)  Exhibits.

               See Exhibit Index on page following Signatures.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               VIRTUALFUND.COM, INC.


Date:  August 7, 2001                    By:   s/s Monte Johnson
                                               ---------------------------
                                                  Its: Interim CEO

                                 EXHIBIT INDEX

                             VirtualFund.com, Inc.
                            Form 8-K Current Report



Exhibit Number      Description

    2 Asset Purchase Agreement effective as of July 23, 2001, by and between RSPNetwork, Inc., VirtualFund.com, Inc. and RSP Acquisitions, LLC. Pursuant to Item 601(b)(2) of Regulation S-K, and subject to claims of confidentiality pursuant to Rule 24B-2 under the Securities Exchange Act of 1934, upon the request of the Commission the Registrant undertakes to furnish supplementally to the Commission a copy of any schedule or exhibit to the Asset Purchase Agreement as follows:

                         Schedule 2.1(e)  Proprietary Rights
                         Schedule 2.2(d)  Excluded Intellectual Property
                         Schedule 2.2(e)  Excluded Contracts
                         Schedule 2.2(f)  Excluded Equipment/Inventory
                         Schedule 2.2(g)  Excluded Receivables
                         Schedules 4.1
                         through 4.13     Seller's Disclosure Schedules
                         Exhibit A        Form of Release
                         Exhibit B        Form of Lease Termination
                                           Agreement
                         Exhibit C        Form of Transition Services
                                           Agreement
                         Exhibit D        Form of Joint Representation
                                           Agreement

                UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA


The following unaudited pro forma consolidated financial data of our Company are based on our historical consolidated financial statements adjusted to give effect to the transaction described below.

The unaudited pro forma consolidated balance sheet gives effect to the sale of substantially all of the assets of RSPNetworks, Inc., as if it had occurred on March 31, 2001. The unaudited pro forma consolidated statement of operations for the nine month period ended March 31, 2001 and the year ended June 30, 2000 gives effect to the transaction as if it had occurred at the beginning of the periods presented.

The unaudited pro forma consolidated financial data are based upon estimates, available information and certain assumptions that management believes are reasonable under the circumstances and may be revised as additional information becomes available. The unaudited pro forma consolidated financial data does not purport to represent what our actual results or financial position would have been if the sale described above had actually occurred on the date indicated and is not necessarily representative of our results for any future period.

VIRTUALFUND.COM, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of March 31, 2001

                                                                           Historical                                 Pro Forma
                                                       --------------------------------------------------          ----------------
                                                                                   Disposition-asset sale
                                                                                   ----------------------
                                                        VirtualFund.com, Inc.         RSPNetwork, Inc.
                                                       -----------------------        ----------------
ASSETS:
Current assets
   Cash and cash equivalents                                $ 10,451,138             $   (94,529)                    $  10,356,609
   Accounts receivable - net                                     378,542                (336,087)                           42,455
   Note receivable                                                60,000                                                    60,000
   Other                                                       1,840,008                 (29,374)                        1,810,634
                                                            ------------             -----------                     -------------
   Total current assets                                       12,729,688                (459,990)                       12,269,698
Property and equipment-net                                     1,258,301                (978,826)                          279,475
Other assets                                                       1,973                                                     1,973
                                                            ------------             -----------                     -------------
                                                            $ 13,989,962             $(1,438,816)                    $  12,551,146
                                                            ============             ===========                     =============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities
   Notes payable-related parties                            $    666,904                                             $     666,904
   Current maturities of long-term debt                          169,495             $  (169,495)
   Accounts payable                                            2,888,485                (173,069)                        2,715,416
   Accrued payroll and payroll taxes                             442,876                (238,417)                          204,459
   Accrued restructuring costs                                 2,295,233                                                 2,295,233
   Other current liabilities                                     214,652                (219,115)                           (4,463)
   Retained obligations of discontinued
    operations                                                 1,863,701                                                 1,863,701
                                                            ------------             ------------                    -------------

   Total current liabilities                                   8,541,346                (800,096)                        7,741,250
Long-term debt, less current maturities                           21,316                 (21,316)

STOCKHOLDERS' EQUITY
   Common stock                                                  156,314                                                   156,314
   Addition paid in capital                                   36,150,694                                                36,150,694
   Accumulated deficit                                       (30,879,708)               (617,404)                      (31,497,112)
                                                            ------------             ------------                    -------------
                                                               5,427,300                (617,404)                        4,809,896
                                                            ------------             ------------                    -------------
                                                            $ 13,989,962             $(1,438,816)                    $  12,551,146
                                                            ============             ============                    =============

VIRTUALFUND.COM, INC
UNAUDITED PRO FORMA  CONSOLIDATED STATEMENT OF OPERATIONS
For the nine months ended March 31, 2001

                                                                     Historical                                      Pro Forma
                                                                  ---------------                                 ---------------

                                                                                    Disposition-asset sale
                                                                                    ----------------------

                                                    VirtualFund.com, Inc.              RSPNetwork, Inc
                                                    ---------------------              ---------------
NET SALES                                              $   4,563,246                   $  (4,555,743)             $       7,503

COST OF SALES                                              3,455,889                      (3,212,303)                   243,586
                                                       -------------                   -------------              -------------
GROSS PROFIT                                               1,107,357                      (1,343,440)                  (236,083)

OPERATING EXPENSES:
          Sales & marketing                                2,341,892                        (416,418)                 1,925,474
          Research & development                           3,103,797                        (366,676)                 2,737,121
          General & administrative                         5,877,311                      (1,421,430)                 4,455,881
          Restructuring and other unusual charges         13,526,076                                                 13,526,076
                                                       -------------                   -------------              -------------
                                                          24,849,076                      (2,204,524)                22,644,552

                                                       -------------                   -------------              -------------
OPERATING LOSS                                           (23,741,719)                        861,084                (22,880,635)
                                                       -------------                   -------------              -------------


OTHER INCOME (EXPENSES):
          Interest expense                                  (102,287)                         91,855                    (10,432)
          Interest income                                  1,131,648                          (8,576)                 1,123,072
          Other income (expense)                               5,405                             760                      6,165
                                                       -------------                   -------------              -------------
                                                           1,034,766                          84,039                  1,118,805
                                                       -------------                   -------------              -------------
LOSS FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                                      (22,706,953)                        945,123                (21,761,830)
INCOME TAX BENEFIT
                                                       -------------                   -------------              -------------
NET LOSS FROM CONTINUING OPERATIONS                    $ (22,706,953)                  $     945,123              $ (21,761,830)
                                                       =============                   =============              =============

BASIC AND DILUTED NET LOSS PER COMMON SHARE            $       (1.40)                                             $       (1.35)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                16,173,405                                                 16,173,405

VIRTUALFUND.COM, INC
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended June 30, 2000

                                                               Historical                                Pro Forma
                                             -----------------------------------------------       ----------------------

                                                                     Disposition-asset sale
                                                                     ----------------------
                                             VirtualFund.com, Inc.       RSPNetwork, Inc.
                                             ---------------------       ---------------
NET SALES                                         $  6,900,557             $(6,900,557)

COST OF SALES                                        5,484,524              (5,484,524)
                                                  ------------             -----------
GROSS PROFIT                                         1,416,033              (1,416,033)

OPERATING EXPENSES:
   Sales and marketing                               2,938,423              (1,081,841)             $   1,856,582
   Research and development                          2,565,348                (254,780)                 2,310,568
   General and administrative                        8,174,307              (2,775,760)                 5,398,547
   Goodwill amortization                             2,294,136                                          2,294,136
   Goodwill write off                                7,838,287                                          7,838,287
                                                  ------------             -----------              -------------
                                                    23,810,501              (4,112,381)                19,698,120
                                                   (22,394,468)              2,696,348                (19,698,120)
OPERATING LOSS

OTHER INCOME (EXPENSE):

   Interest expense                                   (341,985)                319,531                     22,454
   Interest income                                     228,515                 (41,794)                   186,721
   Other income (expense)                               28,439                 (36,812)                    (8,373)
                                                  ------------             -----------              -------------
                                                       (85,031)                240,925                    155,894
                                                  ------------             -----------              -------------


LOSS FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                                (22,479,499)              2,937,273                (19,542,226)
INCOME TAX BENEFIT                                     759,000                 (99,000)                   660,000
                                                  ------------             -----------              -------------
LOSS FROM CONTINUING OPERATIONS                   $(21,720,499)            $ 2,838,273              $ (18,882,226)
                                                  ============             ===========              =============

BASIC AND DILUTED NET LOSS
PER COMMON SHARE                                  $      (1.32)                                     $       (1.15)

WEIGHTED AVERAGE COMMON
SHARES OUTSTANDING                                  16,479,857                                         16,479,857